SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934.




Date of Report (date of earliest event reported): March 21, 1996



                             RCM TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


          Nevada                      1-10245                  95-1480559

     State or other                 (Commission           (I.R.S Employer
     jurisdiction of incorporation   File Number)          Indentification No.)
     or organization


                        2500 McClellan Avenue, Suite 350
                        Pennsauken, New Jersey 08109-4613
                     (Address of principal executive office)

                  Registrant's telephone number: (609) 486-1777






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Item 5   Other Events

         On March 14, 1996, the Board of Directors of RCM Technologies, Inc. (the "Company") declared a dividend of one Right for each outstanding share of common stock, par value $.05 per share (the "Common Stock"), of the Company to stockholders of record at the close of business on April 1, 1996 (the "Record Date") and authorized the issuance of one Right with respect to each share of Common Stock that shall become outstanding between the Record Date and the earliest of the Distribution Date, the Redemption Date or the Expiration Date (as such terms are defined below); provided, however, that Rights may be issued with respect to shares of Common Stock that become outstanding after the Distribution Date and prior to the earlier of the Redemption Date or the Expiration Date under certain circumstances. Except as described below, each Right, when exercisable, entitles the registered holder to purchase from the Company one additional share of Common Stock, at a price of $3.00 per share (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement dated as of March 14, 1996 between the Company and American Stock Transfer & Trust Company, as Rights Agent (the "Rights Agreement").

         Initially, the Rights will be evidenced by the Certificates for Common Stock of the Company (the "Common Shares") registered in the names of the holders thereof and not by separate Right certificates. Subject to certain exceptions, until the earlier of (i) such time as the Company learns that a person, alone or together with all affiliates and associates ("Acquiring Person") has acquired the beneficial ownership of 15% or more of the Common Shares then outstanding or (ii) the close of business on such date, if any, as may be designated by the Board of Directors of the Company following the commencement of, or first public disclosure of an intent to commence, a tender or exchange offer by any person for outstanding Common Shares if, upon consummation of such tender or exchange offer, such person would be the beneficial owner of 15% or more of the outstanding Common Shares (the close of business on the earlier of such dates being the "Distribution Date"), no separate Right certificates will be distributed and the Rights, including the Right to receive Right certificates, will be transferrable only in connection with the transfer of Common Shares. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to the holders of record of the Common Shares as of the Distribution Date and, thereafter, the Rights will be evidenced solely by such Right Certificates.

         The Rights Agreement provides that, until the earliest of the Distribution Date, the close of business on October 31, 2005 (the "Expiration Date") or any day set by the Board of Directors of the Company for the redemption of all then outstanding Rights (the "Redemption Date"), the Rights shall be evidenced by the Certificates representing the Common Shares and will be transferred with the Common Shares. With regard to certificates for Common Shares issued after the Record Date but prior to the earliest of the Distribution Date, Redemption Date or Expiration Date, a legend will be affixed to the certificate stating that the certificate also evidences and entitles the holder of the certificate to the Rights. The omission of a legend shall not affect the enforceability of any part


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of the Rights Agreement or the rights of any holder of Rights.

         The Rights are not exercisable until the Distribution Date and will expire at the earlier of the Expiration Date or the Redemption Date.
Notwithstanding the foregoing, any Rights that are/or were at any time beneficially owned by an Acquiring Person, or any affiliate or associate of an Acquiring person, shall be null and void and nontransferable and any holder of any such Right, including any purported transferee or subsequent holder thereof, shall not have any right to exercise or transfer any such Right.

         Additionally, for a period not to exceed 90 days after the Distribution Date, the Company may temporarily suspend the exercisability of the Rights in order to prepare and file a Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the Common Shares purchasable upon exercise of the Rights. No such suspension shall remain effective after, and the Rights shall without any further action by the Company or any other person become exercisable immediately upon, the effectiveness of such Registration Statement. Upon any such suspension, the Company will issue a public announcement stating that the exercisability of the Rights has been temporarily suspended and shall issue a further public announcement at such time as the suspension is no longer in effect. Thereafter, the Company will use its best efforts to prepare and file a Registration Statement with the Securities and Exchange Commission with respect to the Common Shares purchasable upon exercise of the Rights, cause such Registration Statement to become effective and to remain effective until the Expiration Date and to qualify or register the Common Shares purchasable upon exercise of the Rights under the securities laws of other jurisdictions as may be necessary or appropriate.

         In the event that there shall not be sufficient Common Shares to permit the exercise or exchange of rights, the Company will take all such action as may be necessary to authorize additional Common Shares; provided however that if the Company is unable to cause the authorization of additional Common Shares, the Company may pay cash equal to the Purchase Price in lieu of issuing Common Shares, issue equity securities having a value equal to the value of the Common Shares which otherwise would have been issuable or distribute a combination of Common Shares, cash and/or other equity and/or debt securities having an aggregate value equal to the value of the Common Shares which otherwise would have been issuable.

         In the event that any person becomes an Acquiring Person, each holder of a Right will thereafter have the right to receive upon exercise at the then current Purchase Price in accordance with the terms of the Rights Agreement, such number of Common Shares as shall equal the result obtained by multiplying the Purchase Price by a fraction, the numerator of which is the number of Common Shares for which a Right is then exercisable and the denominator of which is 50% of the market value of the Common Shares on the date on which a person becomes an Acquiring Person. The Board of Directors of the Company may, at its option, at any time after a person becomes an Acquiring Person exchange all or part of the then outstanding and exercisable Rights for consideration per Right consisting of one-half of the securities that would be issuable at such time upon the exercise of one Right.

         In the event that, following a Distribution Date, the Company is involved in a merger or business combination or 50% or more of the Company's assets or


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earning power are sold, each holder of a Right will thereafter have the right to receive, upon exercise at the then current Purchase Price associated with the Right, common stock of the acquiring or surviving company having a value equal to two times the exercise price of the Right.

         To preserve the actual or potential economic value of the Rights in the event that there are any changes in the Common Shares by reason of, among others, stock dividends, stock splits, recapitalization, combinations or exchanges of securities, the Board of Directors of the Company shall make appropriate adjustments to the number of Common Shares (or the number and kind of other securities) issuable upon exercise of each Right, the Purchase Price and Redemption Price in effect at such time, and the number of Rights outstanding at such time to prevent dilution.

         At any time prior to the earlier of (i) such time as a person becomes an Acquiring Person and (ii) the Expiration Date, the Board of Directors of the Company may order the redemption of all, but not fewer than all, the then outstanding Rights at a price of $.01 per Right or at a price adjusted by the Board of Directors of the Company in accordance with the Rights Agreement (the "Redemption Price"), which may, at the option of the Company, be paid in cash or Common Shares or other securities of the Company deemed by the Board of Directors of the Company, in its sole discretion, to be at least equivalent in value to the Redemption Price. Immediately upon the Board of Directors of the Company ordering the redemption of the Rights, the Rights will terminate and the only right thereafter of the holders of the Rights shall be to receive the Redemption Price.

         Until a Right is exercised, the holder thereof shall not be deemed for any purpose the holder of the Common Shares, or of any other securities of the Company which may at any time be issuable upon the exercise of the Rights, and will have no Rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

         At anytime prior to the Distribution Date, the Company may supplement or amend any provision of the Rights Agreement with the exceptions of (i) providing for an earlier Expiration Date or (ii) reducing the Redemption Price (except as specifically set forth in the Rights Agreement) without the approval of any holder of the Rights. From and after the Distribution Date and subject to applicable law, the Company may amend the Rights Agreement without the approval of any holders of Right Certificates for certain specified purposes so long as such amendment does not adversely affect the interests of the holders of Right Certificates (other than an Acquiring Person or an affiliate or associate of an Acquiring Person). Any supplement or amendment adopted during any period after any person has become an Acquiring Person but prior to the Distribution Date shall be null and void unless such supplement or amendment could have been adopted from and after the Distribution Date as set forth above.

         The Rights have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company without conditioning the offer on the Rights being redeemed or a substantial number of Rights being acquired, and under certain circumstances the Rights beneficially owned by such a person or group may become void. The Rights should not interfere with any merger or other business combination approved by the Board of Directors of the Company because, if the Rights would become exercisable as


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a result of such merger or other business  combination,  the Board of Directors, may, at its option, prior to the time that any person becomes an Acquiring Person, redeem all, but not less than all, of the then outstanding Rights at the Redemption Price.

         The Rights Agreement dated as of March 14, 1996 between RCM Technologies, Inc. and American Stock Transfer & Trust Company, as Rights Agent is attached hereto as Exhibit No. 4 and incorporated herein by reference. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement.


Item 7  Financial Information and Exhibits


Exhibit No.                         Description

     4 Rights Agreement dated as of March 14, 1996 between RCM Technologies, Inc. and American Stock Transfer & Trust Company, as Rights Agent

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                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     RCM Technologies, Inc.



Dated:  March 22, 1996                               By:/s/ Stanton Remer
                                                     -----------------
                                                     Stanton Remer
                                                     Chief Financial Officer
                                                     Treasurer and Director